EXHIBIT 99.1

                                (See Attached)

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                                [logo omitted]
                                   WACHOVIA



                            Computational Materials

                       Wachovia Auto Owner Trust 2005-A

                       $1,000,000,000 Asset Backed Notes


                      Wachovia Bank, National Association
                              Seller and Servicer


                       Pooled Auto Securities Shelf LLC
                                   Depositor


                $252,000,000       %  Class A-1 Asset Backed Notes
                $269,000,000       %  Class A-2 Asset Backed Notes
                $265,000,000       %  Class A-3 Asset Backed Notes
                $173,600,000       %  Class A-4 Asset Backed Notes

                              Subject to Revision
                         Term Sheet dated May 11, 2005






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         The information contained in the attached Term Sheet relating to the
Wachovia Auto Owner Trust 2005-A is referred to as the "Information."

         The attached Term Sheet has been prepared by Pooled Auto Securities Shelf LLC. Neither Wachovia Capital Markets, LLC nor any of its affiliates, officers, directors or employees makes any representation as to the accuracy or completeness of the Information, nor the reasonableness of any assumptions reflected therein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in the attached Term Sheet has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. The attached Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in the attached Term Sheet in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (the "Offering Documents") and the then-current version of the Information. The Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department of Wachovia Capital Markets, LLC at (704) 593-7559.

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Subject to Revision
Term Sheet, dated May 11, 2005

                                $1,000,000,000
                       Wachovia Auto Owner Trust 2005-A
                       $252,000,000       %  Class A-1 Asset Backed Notes
                       $269,000,000       %  Class A-2 Asset Backed Notes
                       $265,000,000       %  Class A-3 Asset Backed Notes
                       $173,600,000       %  Class A-4 Asset Backed Notes

              Wachovia Bank, National Association
                      Seller and Servicer

                Pooled Auto Securities Shelf LLC
                           Depositor

The trust will offer the following classes of notes pursuant to a prospectus supplement and prospectus which will replace this term sheet in its entirety (1)

                              Principal                 Interest               Final Scheduled        Standard & Poor's and
                              Amount                 Rate Per Annum           Distribution Date     Moody's Expected Ratings
Class A-1 Notes            $252,000,000                    %                    May 22, 2006              A-1+/Prime-1
Class A-2 Notes            $269,000,000                    %                  February 20, 2008              AAA/Aaa
Class A-3 Notes            $265,000,000                    %                 September 21, 2009              AAA/Aaa
Class A-4 Notes            $173,600,000                    %                  November 21, 2011              AAA/Aaa
Total                      $959,600,000

(1) In addition to the Class A Notes described in the table above, the Trust will also issue $40,400,000 aggregate principal amount of Class B Asset Backed Notes, which are expected to be rated BBB and Baa3 by Standard & Poor's and Moody's, respectively, and for which the final scheduled distribution date will be November 21, 2011. The Class B Notes will be transferred to the Depositor on the closing date as partial consideration for the transfer of the receivables to the Trust. Immediately upon such transfer, the Class B Notes will be purchased from the Depositor by Pass Holding LLC. Pass Holding LLC, the Depositor or one or more of their respective affiliates may offer the Class B Notes to the public from time to time as will be more fully described in "Underwriting" in the prospectus supplement.


                                        Initial Credit Enhancement for the Notes(2)(3)

                                    Overcollateralization(4)             Reserve Fund                       Total
Amount                                     $10,105,707                    $5,050,529                     $15,156,236
Percentage of Total Receivables                   1.00%                         0.50%                           1.50%


(2) The expected excess cash flows generated from the difference between the interest collections on all the receivables (including amounts on deposit from time to time in the yield supplement account) and the sum of the servicing fee, the interest payments on the outstanding Notes and amounts on deposit in the reserve fund could also provide credit enhancement.

(3) Payment of principal of the Class B Notes is subordinated to the Class A Notes. Such subordination provides credit enhancement for the Class A Notes.

(4) The overcollateralization amount does not include amounts on deposit in the yield supplement account, which will initially equal $6,472,439.


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                                    Summary

Terms of the Securities

The Notes............................                                                   Aggregate
                                                                                        Principal         Interest
                                         Note Class                                       Amount       Rate Per Annum
                                         ----------                                       ------       --------------
                                         A-1.......................................    $252,000,000          %
                                         A-2.......................................    $269,000,000          %
                                         A-3.......................................    $265,000,000          %
                                         A-4.......................................    $173,600,000          %
                                         B (1).....................................     $40,400,000          %

                                         (1) Not being offered publicly or in
                                         this document.

                                         The Notes, consisting of Class A-1,
                                         Class A-2, Class A-3 and Class A-4
                                         Notes, collectively referred to as
                                         the Class A Notes, and the Class B
                                         Notes, will represent obligations of
                                         the Trust secured by the assets of
                                         the Trust. The Class B Notes will be
                                         subordinated to the Class A Notes.

The Certificates.....................    The Trust will issue Wachovia Auto
                                         Owner Trust 2005-A Certificates to
                                         the Depositor. Immediately following
                                         such issuance, the Certificates will
                                         be purchased from the Depositor by
                                         PASS Holding LLC, an affiliate of the
                                         Depositor, the Seller and the
                                         Servicer. The Certificates will not
                                         bear interest or have a principal
                                         balance, and all payments in respect
                                         of the Certificates will be
                                         subordinated to payments on the
                                         Notes.

Seller and Servicer

Wachovia Bank, National Association.

Depositor

Pooled Auto Securities Shelf LLC.

Owner Trustee

Wilmington Trust Company.

Indenture Trustee

U.S. Bank National Association.

Paying Agent

Wachovia Bank, National Association.

The Trust

Wachovia Auto Owner Trust 2005-A. The Trust will issue the Notes and the Certificates and will apply the net proceeds from the sale of the Notes to purchase from the Depositor a pool of receivables consisting of motor vehicle retail installment sale contracts purchased by Wachovia Bank, National Association. The Trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the Notes. The Trust will be solely liable for the payment of the Notes.

The Notes will be obligations of the Trust secured by the assets of the Trust. The Notes will not represent interests in or obligations of Pooled Auto Securities Shelf LLC, Wachovia Bank or any of their respective affiliates.

The Notes are not deposits and neither the Notes nor the underlying receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental authority.

Cutoff Date

The Cutoff Date is the close of business on April 30, 2005, the date used in preparing the information presented in this term sheet. The Pool Balance equals the aggregate outstanding principal balance of the receivables, which was $1,010,105,706.75 as of the Cutoff Date.

Closing Date

Expected to be on or about May , 2005.

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Distribution Dates

The 20th day of each month (or, if the 20th day is not a business day, the next succeeding business day). The first Distribution Date will be June 20, 2005.

Record Dates

The business day immediately preceding each Distribution Date.

Minimum Denominations

$1,000 and integral multiples thereof.

Interest Accrual

     Class A-1 Notes

"Actual/360", accrued from and including the prior Distribution Date (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date.

     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes

"30/360", accrued from and including the 20th day of the prior month (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the 20th day of the current month (assuming each month has 30 days).

Interest Payments

On each Distribution Date, interest payments on the Class A Notes will have the same priority. Each class of Class A Notes will be entitled to receive certain payments of principal before interest payments are made on the Class B Notes.

Principal Payments

On each Distribution Date, from the amounts allocated to the holders of the Notes to pay principal described in clauses (4), (6) and (8) under "Priority of Distributions", the Trust will pay principal of the Notes in the following manner:

(1)   to the Class A-1 Notes until they have been paid in full;

(2)   to the Class A-2 Notes until they have been paid in full;

(3) to the Class A-3 Notes until they have been paid in full and then to the Class A-4 Notes until they have been paid in full, the amount required to reduce the aggregate principal amount of the outstanding Class A Notes to an amount equal to approximately 95.93% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that Distribution Date; and

(4) to the Class B Notes, the amount required to reduce the aggregate principal amount of the Class B Notes to an amount equal to approximately 4.07% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that Distribution Date.

These general rules are subject, however, to the following exceptions:

o if on any Distribution Date, the cumulative net loss percentage exceeds a specified trigger level, then on such Distribution Date and each following Distribution Date until the cumulative net loss percentage is less than or equal to the related trigger level for three consecutive Distribution Dates, principal payments will be allocated sequentially starting with the class of Notes with the highest alphabetical designation then outstanding (and, with respect to the Class A Notes, sequentially, beginning with the Class A-1 Notes or the class of Class A Notes at that time outstanding with the lowest numerical designation) until that class has been paid in full;

o if a Distribution Date is a final scheduled Distribution Date for one or more classes of Notes, all principal payments will be made on that Distribution Date and any subsequent Distribution Date first to those classes of Notes with that final scheduled Distribution Date, in order of the class of Notes with the highest alphabetical designation then outstanding (and, with respect to the Class A Notes, sequentially, beginning with the Class A-1 Notes or the class of Class A Notes at that time outstanding with the lowest numerical designation), until those classes have been paid in full;

o in the event of any shortfall in the amount of funds available for principal payments on any Distribution Date, no principal payments will be made on a class of Notes with a lower alphabetical designation until

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    all principal amounts payable with respect to each class of Notes with a higher alphabetical designation have been paid in full; accordingly, any shortfall in the amount of funds available for principal payments on any Distribution Date will reduce the principal payments first to the Class B Notes and then to the Class A Notes; and

o if the Notes are accelerated following an event of default under the indenture, the Trust will pay principal of the Notes as described under "Priority of Distributions--Priority of Payments Will Change If the Notes are Accelerated Following an Event of Default".

Priority of Distributions

On each Distribution Date, from available collections on or in respect of the receivables received during the related collection period and amounts withdrawn from the reserve fund and the yield supplement account, the Trust will distribute the following amounts in the following order of priority:

(1) the servicing fee for the related collection period plus any overdue servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances will be paid to the Servicer;

(2) the fees and expenses of the Trustees and the Paying Agent for the related collection period plus any overdue fees or expenses for one or more prior collection periods will be paid to the Trustees and the Paying Agent pro rata; provided, however, that such fees and expenses may not exceed, in the aggregate, $100,000 per annum;

(3) interest on the Class A Notes will be paid to the holders of the Class A Notes;

(4) principal of the Notes in an amount equal to the amount by which the aggregate principal amount of the Class A Notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period will be paid to the noteholders in the priority described above under "Principal Payments";

(5) interest on the Class B Notes will be paid to the holders of the Class B Notes;

(6) principal of the Notes in an amount equal to the amount by which the sum of the aggregate principal amount of the Class A Notes and the Class B Notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal of the Notes under clause (4) above will be paid to the noteholders in the priority described above under "Principal Payments";

(7) the amount, if any, necessary to fund the reserve fund up to the required amount will be deposited into the reserve fund;

(8) principal of the Notes in an amount equal to the lesser of the aggregate principal amount of the Notes and the amount by which the sum of the aggregate principal amount of the Notes and the overcollateralization target amount for that Distribution Date, described under "Credit Enhancement--Overcollateralization", exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal under clauses (4) and
      (6) above will be paid to the noteholders in the priority described above under "Principal Payments";

(9) if a successor servicer has replaced Wachovia Bank as servicer, any unpaid transition expenses due in respect of the transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer;

(10) any fees and expenses due to the Trustees or the Paying Agent, pro rata, that have not previously been paid; and

(11) unless the Notes have been accelerated following the occurrence of an event of default under the indenture, any remaining amounts will be paid to the holders of the Certificates.

For purposes of these distributions, on any Distribution Date the principal amount of a class of Notes will be calculated as of the immediately preceding Distribution Date after giving effect to all payments made on such preceding Distribution Date, or, in the case of the first Distribution Date, as of the Closing Date.

In addition, if the amount on deposit in the collection account, the reserve fund and the yield supplement account on any Distribution Date equals or exceeds the aggregate principal amount of the Notes, accrued and unpaid interest thereon and certain amounts due to the Servicer, the Trustees and the Paying Agent, all such

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

amounts will be applied up to the amounts necessary to retire the Notes and pay such amounts due.

    Priority of Payments Will Change If the Notes are Accelerated Following an Event of Default

If the Notes are accelerated following an event of default under the indenture, the Trust will distribute available funds to pay principal of and interest on the Notes in the following priority:

(1) the servicing fee for the related collection period plus any overdue servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances will be paid to the Servicer;

(2) the fees and expenses of the Trustees and the Paying Agent for the related collection period plus any overdue fees or expenses for one or more prior collection periods will be paid to the Trustees and the Paying Agent pro rata; provided, however, that such fees and expenses may not exceed, in the aggregate, $100,000 per annum;

(3) interest on the Class A Notes will be paid to the holders of the Class A Notes;

(4)(a) if payment of the Notes is accelerated because of a failure to pay interest on the most senior class of Notes outstanding or the principal of a class of Notes on its Final Scheduled Distribution Date or certain insolvency events in respect of the Trust, all of the funds remaining after clause (3) will be paid as follows:

      o to the holders of the Class A-1 Notes, until the outstanding principal amount of the Class A-1 Notes has been paid in full;

      o to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, pro rata, until the outstanding principal amount of all classes of Class A Notes has been paid in full;

      o interest on the Class B Notes will be paid to the holders of the Class B Notes; and

      o to the holders of the Class B Notes, until the outstanding principal amount of the Class B Notes has been paid in full;

(4)(b) if payment of the Notes is accelerated due to a breach of a material covenant or agreement by the Trust, all of the funds remaining after clause (3) will be paid as follows:

      o interest on the Class B Notes will be paid to the holders of the Class B Notes;

      o to the holders of the Class A-1 Notes, until the outstanding principal amount of the Class A-1 Notes has been paid in full;

      o to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, pro rata, until the outstanding principal amount of all classes of Class A Notes has been paid in full; and

      o to the holders of the Class B Notes, until the outstanding principal amount of the Class B Notes has been paid in full;

(5) if a successor servicer has replaced Wachovia Bank as servicer, any unpaid transition expenses due in respect of the transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer; and

(6)   any remaining amounts will be paid to the holders of the Certificates.

Credit Enhancement

    Subordination of the Class B Notes

The Class B Notes will be subordinated to the Class A Notes. On each Distribution Date:

o no interest will be paid on the Class B Notes until all interest, including, to the extent lawful, interest on overdue interest, due on each class of Class A Notes, has been paid in full through the related interest period;

o as described herein, no interest will be paid on the Class B Notes until certain payments of principal have been made on each class of Class A Notes; and

o no principal will be paid on the Class B Notes until all principal to be paid on each class of Class A Notes has been paid in full.

The subordination of the Class B Notes is intended to decrease the risk of default by the Trust with respect to payments due to the more senior classes of Notes.

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    Overcollateralization

Overcollateralization represents the amount by which the aggregate principal balance of the receivables exceeds the aggregate principal amount of the notes. Overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections on or in respect of the receivables, if any. On the Closing Date, the initial amount of overcollateralization will be $10,105,707. The application of funds as described in clause (8) under "Priority of Distributions" is designed to create overcollateralization and to increase over time the amount of overcollateralization as of any Distribution Date to a target amount equal to 1.75% of the outstanding principal balance of the receivables as of the last day of the related collection period, but not less than $5,050,529. This will be effected by paying a greater amount of principal on the notes on the first several Distribution Dates after the Closing Date than is paid by obligors on the outstanding principal balance of the receivables during this time.

    Reserve Fund

The Servicer will establish a reserve fund into which certain excess collections on or in respect of the receivables will be deposited. The reserve fund will be initially funded with a deposit of $5,050,529 made by the Depositor on the Closing Date. On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will deposit in the reserve fund, from amounts collected on or in respect of the receivables during the related collection period and not used on that Distribution Date to make required payments to the Servicer, the Trustees, the Paying Agent or the noteholders, the amount, if any, by which:

o the amount required to be on deposit in the reserve fund on that Distribution Date exceeds

o   the amount on deposit in the reserve fund on that Distribution Date.

Amounts on deposit in the reserve fund will be available to pay shortfalls in interest and certain principal payments required to be paid on the Notes and may be used to reduce the principal amount of a class of Notes to zero on or after its related final scheduled Distribution Date. On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will withdraw funds from the reserve fund, up to the amount on deposit therein, to the extent needed to make the following payments:

o to the Servicer, the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances;

o to the Trustees and the Paying Agent, all fees and expenses for the related collection period plus any overdue fees or expenses for one or more prior collection periods, subject to the limitations described in clause (2) under "Priority of Distributions"; and

o to the noteholders, monthly interest and the amounts allocated to pay principal described in clauses (4) and (6) under "Priority of Distributions", if any, required to be paid on the Notes on that Distribution Date plus any overdue monthly interest payable to any class of notes for the previous Distribution Date, together with interest on the overdue monthly interest at the interest rate applicable to that class.

The amount required to be on deposit in the reserve fund on any Distribution Date will be $5,050,529; provided, that the required amount (i) may not be greater than the aggregate principal amount of the notes and (ii) will be zero if the aggregate principal balance of the receivables as of the last day of the related collection period is zero. If the amount on deposit in the reserve fund on any Distribution Date exceeds the amount required to be on deposit therein, after giving effect to all required deposits to and withdrawals from the reserve fund on that Distribution Date, the excess will be paid to the certificateholders. Any amount paid to the certificateholders will no longer be property of the Trust.

    Yield Supplement Account

The Servicer will establish a yield supplement account that will be funded on the Closing Date with a deposit of $6,472,439 made by the Depositor. No additional deposits will be made to the yield supplement account after the Closing Date. The funds on deposit in the yield supplement account are intended to supplement the interest collections for each collection period on those receivables with relatively low contract rates.

On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will withdraw from the yield supplement account an amount specified with respect to that Distribution Date, which funds will be applied to make the payments described above under "Priority of Distributions".

Optional Prepayment

The Servicer has the option to purchase the receivables on any Distribution Date following the last day of a collection period as of which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the Cutoff Date. The purchase price will equal the lesser of the fair market value of the receivables and the aggregate principal balance of the receivables plus accrued and unpaid interest thereon; provided, however, that the purchase price must equal or exceed the aggregate principal amount of the notes, accrued and unpaid interest thereon and certain amounts due to the Servicer, the Trustees and the Paying Agent. The Trust will apply the payment of such purchase price to the payment of the Notes in full.

Property of the Trust

The property of the Trust will include the following:

o a pool of simple interest motor vehicle retail installment sale contracts that, as of the Cutoff Date, have a weighted average FICO score as of their respective dates of origination of 739 and were purchased by the Seller from dealers in the ordinary course of business in connection with the sale of new and used motor vehicles;

o   amounts received on or in respect of the receivables after the Cutoff
    Date;

o   security interests in the vehicles financed under the receivables;

o any proceeds from claims on or refunds of premiums with respect to insurance policies relating to the financed vehicles or the related obligors;

o   the receivable files;

o funds on deposit in a collection account, a note payment account, a reserve fund and a yield supplement account;

o all rights under the receivables purchase agreement, including the right to cause the Seller to repurchase from the Depositor receivables affected materially and adversely by breaches of the representations and warranties of the Seller made in the receivables purchase agreement;

o all rights under the sale and servicing agreement, including the right to cause the Servicer to purchase receivables affected materially and adversely by breaches of the representations and warranties or certain servicing covenants of the Servicer made in the sale and servicing agreement; and

o   any and all proceeds relating to the above.

Servicer Compensation

The Trust will pay the Servicer a servicing fee on each Distribution Date for the related collection period equal to the product of 1/12 of 1.00% and the aggregate principal balance of the receivables as of the first day of the related collection period (or as of the Cutoff Date in the case of the first Distribution Date).

Tax Status

    Opinions of Counsel

In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the Class A Notes will be, and the Class B Notes should be, characterized as debt if held by persons other than the beneficial owner of the equity in the Trust for federal income tax purposes, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

    Investor Representations

If you purchase Notes, you agree by your purchase that you will treat the Notes as indebtedness for federal income tax purposes.

ERISA Considerations

The Class A Notes will generally be eligible for purchase by or with plan assets of employee benefit and other benefit plans and individual retirement accounts, subject to certain conditions. Prospective purchasers should consult with their legal advisers before purchasing Class A Notes.

Eligibility for Purchase by Money Market Funds

The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

                             The Receivables Pool

          The Trust will own a pool of receivables consisting of motor vehicle retail installment sale contracts purchased by the Seller and secured by security interests in the motor vehicles financed by those contracts. The Seller will sell the receivables to the Depositor on the Closing Date pursuant to a receivables purchase agreement and the Depositor will transfer the receivables to the Trust on the Closing Date pursuant to a sale and servicing agreement. The property of the Trust will include payments on the receivables which are made after the Cutoff Date.

Criteria Applicable to Selection of Receivables

          The receivables were selected from the Seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus and prospectus supplement under "The Receivables Pools". These criteria include the requirement that each receivable:

          o    is secured by a new or used motor vehicle;

          o had an original principal balance of not more than $100,000.00 and a remaining principal balance of not less than $500.00;

          o had an original term to maturity of not more than 72 months and not less than 12 months and, as of the Cutoff Date, a remaining term to maturity of not more than 72 months and not less than three months;

          o provides for the allocation of payments to interest and principal based on the simple interest method;

          o    has a contract rate of at least 1.90% and not more than 13.99%;

          o provides for level scheduled monthly payments that fully amortize the amount financed over its original term to maturity (except that the period between the contract date and the first payment date may be less than or greater than one month and except for the first and last payments, which may be minimally different from the level payments);

          o    as of the Cutoff Date, is not delinquent by more than 30 days;

          o as of the Cutoff Date, is not secured by a financed vehicle that has been repossessed;

          o as of the Cutoff Date, does not relate to an obligor who is the subject of a bankruptcy proceeding;

          o    is evidenced by only one original contract; and

          o was not selected using selection procedures believed by the Seller to be adverse to the noteholders.

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

Characteristics of the Receivables

          The following tables set forth information with respect to the receivables as of the Cutoff Date.

                        Composition of the Receivables

                                          New Financed Vehicles    Used Financed Vehicles             Total
                                          ---------------------    ----------------------             -----
Aggregate Principal Balance                  $613,257,933.25           $396,847,773.50          $1,010,105,706.75
Percentage of Aggregate Principal
   Balance                                        60.71%                   39.29%                   100.00%
Number of Motor Vehicle Loans                     31,600                   32,735                    64,335
Percentage of Motor Vehicle Loans                 49.12%                   50.88%                   100.00%
Average Principal Balance                       $19,406.90               $12,123.04                $15,700.72
Average Original Balance                        $24,473.60               $17,620.62                $20,986.66
Weighted Average Contract Rate                    5.83%                    7.33%                     6.42%
Contract Rate (Range)                         1.90% to 13.99%          1.90% to 13.99%           1.90% to 13.99%
Weighted Average Original Term                 64.02 months             63.24 months              63.71 months
Original Term (Range)                     12 months to 72 months   12 months to 72 months    12 months to 72 months
Weighted Average Remaining Term                54.41 months             49.50 months              52.48 months
Remaining Term (Range)                     7 months to 72 months    7 months to 72 months     7 months to 72 months

         Distribution of the Receivables by Remaining Term to Maturity


                                                   Percentage of                                  Percentage
                                  Number of       Total Number of    Principal Balance as    of Cutoff Date Pool
     Remaining Term Range        Receivables      Receivables(1)      of the Cutoff Date         Balance (1)
     --------------------        -----------      --------------      ------------------         -----------
1 month to 12 months..........     4,844            7.53%                  $16,242,868.67          1.61%
13 months to 24 months........    10,643           16.54                    64,925,175.82          6.43
25 months to 36 months........     7,741           12.03                    83,154,355.69          8.23
37 months to 48 months........     7,447           11.58                   115,630,548.32         11.45
49 months to 60 months........    19,965           31.03                   404,114,110.02         40.01
61 months to 66 months........     6,637           10.32                   152,531,507.20         15.10
67 months to 72 months........     7,058           10.97                   173,507,141.03         17.18
                                   -----           -----                   --------------         -----
         Total................    64,335          100.00%               $1,010,105,706.75        100.00%
                                  ======          ======                =================        ======

-------------------
(1) Percentages may not add to 100.00% due to rounding.

      Distribution of the Receivables by State of Obligor Mailing Address


                                                      Percentage of      Principal Balance          Percentage
                                     Number of       Total Number of      as of the Cutoff      of Cutoff Date Pool
     Obligor Mailing Address        Receivables      Receivables(1)             Date                Balance(1)
     -----------------------        -----------      --------------             ----                ----------
North Carolina..................    19,639             30.53%             $   303,571,211.55         30.05%
Georgia.........................    11,745             18.26                  177,193,991.31         17.54
Florida.........................     9,431             14.66                  166,429,590.19         16.48
Virginia........................     9,197             14.30                  142,176,551.86         14.08
Maryland........................     2,770              4.31                   52,144,280.62          5.16
South Carolina..................     3,997              6.21                   51,483,645.23          5.10
Pennsylvania....................     1,542              2.40                   34,003,645.14          3.37
Tennessee.......................     2,191              3.41                   22,956,812.23          2.27
West Virginia...................     1,183              1.84                   15,800,758.84          1.56
Other...........................     2,640              4.10                   44,345,219.78          4.39
                                    ------            ------               -----------------        ------
         Total .................    64,335            100.00%              $1,010,105,706.75        100.00%
                                    ======            ======               =================        ======

-------------------
(1) Percentages may not add to 100.00% due to rounding.

          Each state included in the "other" category in the distribution by obligor mailing address table accounted for less than (i) 1.00% of the aggregate principal balance and (ii) 1.00% of the total number of the receivables as of the Cutoff Date.

        Distribution of the Receivables by Financed Vehicle Model Year

                                                         Percentage of     Principal Balance            Percentage
                                         Number of      Total Number of     as of the Cutoff       of Cutoff Date Pool
             Model Year                 Receivables     Receivables(1)            Date                  Balance(1)
             ----------                 -----------     --------------            ----                  ----------
1997 and before..................         3,332             5.18%          $    13,809,048.24            1.37%
1998.............................         3,458             5.37                19,019,960.53            1.88
1999.............................         4,469             6.95                29,123,320.17            2.88
2000.............................         6,458            10.04                48,559,941.17            4.81
2001.............................         6,860            10.66                80,337,045.99            7.95
2002.............................         5,860             9.11                89,572,869.30            8.87
2003.............................         6,637            10.32               119,628,911.38           11.84
2004.............................        14,908            23.17               318,826,530.15           31.56
2005.............................        12,353            19.20               291,228,079.82           28.83
                                         ------           ------            -----------------          ------
          Total..................        64,335           100.00%           $1,010,105,706.75          100.00%
                                         ======           ======            =================          ======

----------------
(1)      Percentages may not add to 100.00% due to rounding.

               Distribution of the Receivables by Contract Rate


                                                         Percentage of      Principal Balance          Percentage
                                          Number of     Total Number of      as of the Cutoff     of Cutoff Date Pool
         Contract Rate Range             Receivables     Receivables(1)            Date               Balance (1)
         -------------------             -----------     --------------            ----               -----------
1.001% to 2.000%...................           14             0.02%            $151,561.47                0.02%
2.001% to 3.000%...................          241             0.37            4,120,958.72                0.41
3.001% to 4.000%...................        5,051             7.85           94,437,383.43                9.35
4.001% to 5.000%...................       11,201            17.41          235,063,399.97               23.27
5.001% to 6.000%...................       11,521            17.91          238,870,364.24               23.65
6.001% to 7.000%...................        8,034            12.49          154,058,644.49               15.25
7.001% to 8.000%...................        5,059             7.86           87,800,847.89                8.69
8.001% to 9.000%...................        3,103             4.82           45,670,394.37                4.52
9.001% to 10.000%..................        7,228            11.23           60,862,249.55                6.03
10.001% to 11.000%.................        6,567            10.21           49,146,210.05                4.87
11.001% to 12.000%.................        3,422             5.32           22,507,848.15                2.23
12.001% to 13.000%.................        2,035             3.16           12,547,770.14                1.24
13.001% to 14.000%                           859             1.34            4,868,074.28                0.48
                                          ------           ------       -----------------              ------
         Total.....................       64,335           100.00%      $1,010,105,706.75              100.00%
                                          ======           ======       =================              ======

---------------
(1) Percentages may not add to 100.00% due to rounding.

         Distribution of the Receivables by Original Principal Balance

                                                          Percentage of      Principal Balance          Percentage
                                           Number of     Total Number of      as of the Cutoff     of Cutoff Date Pool
        Original Principal Balance        Receivables     Receivables(1)            Date                Balance(1)
        --------------------------        -----------     --------------            ----                ----------
    $5,000.00 to $9,999.99............      4,401            6.84%           $     23,741,803.25          2.35%
    $10,000.00 to $14,999.99..........     13,382           20.80                 109,119,246.99         10.80
    $15,000.00 to $19,999.99..........     16,201           25.18                 192,078,129.28         19.02
    $20,000.00 to $24,999.99..........     13,038           20.27                 215,143,461.46         21.30
    $25,000.00 to $29,999.99..........      7,886           12.26                 166,629,559.55         16.50
    $30,000.00 to $34,999.99..........      4,634            7.20                 121,921,130.93         12.07
    $35,000.00 to $39,999.99..........      2,271            3.53                  71,278,706.51          7.06
    $40,000.00 to $44,999.99..........      1,183            1.84                  43,289,177.14          4.29
    $45,000.00 to $49,999.99..........        550            0.85                  22,995,648.77          2.28
    $50,000.00 to $54,999.99..........        302            0.47                  14,212,440.06          1.41
    $55,000.00 to $59,999.99..........        170            0.26                   8,939,001.82          0.88
    $60,000.00 to $64,999.99..........        102            0.16                   5,785,681.62          0.57
    $65,000.00 to $69,999.99..........         63            0.10                   3,878,025.55          0.38
    $70,000.00 to $74,999.99..........         52            0.08                   3,480,128.09          0.34
    $75,000.00 to $79,999.99..........         38            0.06                   2,659,890.81          0.26
    $80,000.00 to $84,999.99..........         28            0.04                   2,081,073.60          0.21
    $85,000.00 to $89,999.99..........         15            0.02                   1,184,787.48          0.12
    $90,000.00 to $94,999.99..........         11            0.02                     947,750.59          0.09
    $95,000.00 to $99,999.99..........          8            0.01                     740,063.25          0.07
                                           ------          ------              -----------------        ------
             Total....................     64,335          100.00%             $1,010,105,706.75        100.00%
                                           ======          ======              =================        ======

-----------------
(1) Percentages may not add to 100.00% due to rounding.

        Distribution of the Receivables by Remaining Principal Balance

                                                        Percentage of      Principal Balance          Percentage
                                         Number of     Total Number of      as of the Cutoff      of Cutoff Date Pool
     Remaining Principal Balance        Receivables     Receivables(1)            Date                Balance(1)
     ---------------------------        -----------     --------------            ----                ----------
$0.00 to $4,999.99................       9,097             14.14%          $     31,182,026.86          3.09%
$5,000.00 to $9,999.99............      13,364             20.77                 98,628,745.11          9.76
$10,000.00 to $14,999.99..........      11,657             18.12                145,751,571.05         14.43
$15,000.00 to $19,999.99..........      11,229             17.45                196,031,493.89         19.41
$20,000.00 to $24,999.99..........       8,356             12.99                186,459,228.96         18.46
$25,000.00 to $29,999.99..........       4,951              7.70                135,027,137.01         13.37
$30,000.00 to $34,999.99..........       2,744              4.27                 88,346,818.47          8.75
$35,000.00 to $39,999.99..........       1,380              2.15                 51,312,271.12          5.08
$40,000.00 to $44,999.99..........         654              1.02                 27,511,392.86          2.72
$45,000.00 to $49,999.99..........         377              0.59                 17,844,180.36          1.77
$50,000.00 to $54,999.99..........         186              0.29                  9,703,216.23          0.96
$55,000.00 to $59,999.99..........         122              0.19                  6,956,334.95          0.69
$60,000.00 to $64,999.99..........          75              0.12                  4,675,241.08          0.46
$65,000.00 to $69,999.99..........          48              0.07                  3,237,805.72          0.32
$70,000.00 to $74,999.99..........          40              0.06                  2,887,493.28          0.29
$75,000.00 to $79,999.99..........          27              0.04                  2,093,531.58          0.21
$80,000.00 to $84,999.99..........           9              0.01                    741,207.50          0.07
$85,000.00 to $89,999.99..........           8              0.01                    699,893.84          0.07
$90,000.00 to $94,999.99..........          10              0.02                    919,303.40          0.09
$95,000.00 to $99,999.99..........           1              0.00                     96,813.48          0.01
                                        ------            ------             -----------------        ------
         Total....................      64,335            100.00%            $1,010,105,706.75        100.00%
                                        ======            ======             =================        ======

----------------
(1) Percentages may not add to 100.00% due to rounding.


         Distribution of the Receivables by Original Term to Maturity


                                                          Percentage of      Principal Balance          Percentage
                                          Number of      Total Number of      as of the Cutoff     of Cutoff Date Pool
           Original Term Range           Receivables      Receivables(1)            Date                Balance(1)
           -------------------           -----------      --------------            ----                ----------
    1 month to 12 months..............        14             0.02%          $        107,561.76           0.01%
    13 months to 24 months............       253             0.39                  2,688,856.98           0.27
    25 months to 36 months............     1,827             2.84                 22,978,085.34           2.27
    37 months to 48 months............     4,837             7.52                 65,075,501.37           6.44
    49 months to 60 months............    26,257            40.81                384,308,548.46          38.05
    61 months to 66 months............    10,185            15.83                151,342,646.24          14.98
    67 months to 72 months............    20,962            32.58                383,604,506.60          37.98
                                          ------           ------             -----------------         ------
             Total....................    64,335           100.00%            $1,010,105,706.75         100.00%
                                          ======           ======             =================         ======

---------------------
     (1) Percentages may not add to 100.00% due to rounding.

Weighted Average Lives of the Notes

         The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the Notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model or "ABS", represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all of the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

         The rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final distributions in respect of the Notes could occur significantly earlier than their respective final scheduled Distribution Dates. The noteholders will exclusively bear any reinvestment risk associated with early payment of their Notes.

         The ABS Tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" have been prepared on the basis of the following assumed characteristics of the receivables:

          o the receivables prepay in full at the specified constant percentage of ABS monthly;

          o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days, beginning in May 2005;

          o payments on the Notes are made on each Distribution Date (and each Distribution Date is assumed to be the twentieth day of the applicable month);

          o the initial principal amount of each class of Notes is as set forth on the cover of this term sheet;

          o the interest rate on the Class A-1 Notes is 3.26422%, the interest rate on the Class A-2 Notes is 3.82%, the interest rate on the Class A-3 Notes is 4.07%, the interest rate on the Class A-4 Notes is 4.24%, and the interest rate on the Class B Notes is 4.46%;

          o    the Notes are purchased on May 19, 2005;

          o no defaults or delinquencies occur in the payment of any of the receivables;

          o no receivables are repurchased due to a breach of any representation or warranty or for any other reason;

          o    all yield supplement draw amounts will be made as required;

          o    no event of default under the indenture occurs; and

          o the Servicer exercises its optional purchase right on the earliest Distribution Date on which it is permitted to do so, as described in this term sheet.

         The ABS Tables indicate the projected weighted average life of each class of Notes and set forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

         The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance of the receivables in each pool, contract rate and remaining term to maturity) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                                      Weighted Average      Weighted Average
                                                        Weighted      Original Term to      Remaining Term to
                                    Aggregate            Average          Maturity              Maturity
Pool                            Principal Balance       Note Rate        (in months)           (in months)
----                            -----------------       ---------        -----------           -----------
   1.....................      $       2,796,418.74       4.776%              23                     18
   2.....................              9,367,574.50       5.080%              36                     34
   3.....................             13,610,510.84       4.877%              36                     28
   4.....................             25,215,395.85       5.176%              48                     45
   5.....................             39,860,105.52       5.402%              48                     38
   6.....................            123,396,977.36       5.569%              60                     58
   7.....................             76,535,183.58       5.639%              60                     55
   8.....................             75,658,492.31       5.574%              60                     52
   9.....................             24,320,615.16       5.182%              60                     49
  10.....................             84,397,280.05       7.527%              60                     30
  11.....................            184,555,106.15       6.397%              69                     67
  12.....................             94,787,261.90       6.385%              69                     65
  13.....................             97,987,799.51       6.399%              70                     62
  14.....................            157,616,985.28       8.246%              71                     38
  ---                             -----------------       -----               --                     --
    Total ...............         $1,010,105,706.75
                                  =================

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average note rates, weighted average original terms to maturity and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

                                  Percent of Initial Note Principal Amount at Various ABS Percentages

                                     Class A-1 Notes                                  Class A-2 Notes
                        -------------------------------------------    ----------------------------------------------
  Distribution Date     0.50%    1.00%    1.50%     1.75%     2.00%    0.50%     1.00%     1.50%     1.75%     2.00%
---------------------   -----    -----    -----     -----     -----    -----     -----     -----     -----     -----
Closing Date......         100%     100%     100%       100%    100%       100%     100%      100%      100%      100%
June 2005.........          90%      88%      85%        83%     80%       100%     100%      100%      100%      100%
July 2005.........          80%      75%      69%        66%     61%       100%     100%      100%      100%      100%
August 2005.......          70%      63%      55%        49%     42%       100%     100%      100%      100%      100%
September 2005....          61%      52%      40%        33%     25%       100%     100%      100%      100%      100%
October 2005......          52%      41%      27%        18%      8%       100%     100%      100%      100%      100%
November 2005.....          43%      30%      14%         4%      0%       100%     100%      100%      100%       92%
December 2005.....          34%      19%       1%         0%      0%       100%     100%      100%       90%       77%
January 2006......          25%       8%       0%         0%      0%       100%     100%       89%       77%       62%
February 2006.....          16%       0%       0%         0%      0%       100%      98%       77%       64%       48%
March 2006........           7%       0%       0%         0%      0%       100%      88%       66%       52%       34%
April 2006........           0%       0%       0%         0%      0%        98%      79%       55%       39%       21%
May 2006..........           0%       0%       0%         0%      0%        90%      69%       44%       28%        8%
June 2006.........           0%       0%       0%         0%      0%        82%      60%       33%       16%        0%
July 2006.........           0%       0%       0%         0%      0%        74%      51%       23%        5%        0%
August 2006.......           0%       0%       0%         0%      0%        66%      42%       13%        0%        0%
September 2006....           0%       0%       0%         0%      0%        58%      33%        3%        0%        0%
October 2006......           0%       0%       0%         0%      0%        50%      24%        0%        0%        0%
November 2006.....           0%       0%       0%         0%      0%        42%      16%        0%        0%        0%
December 2006.....           0%       0%       0%         0%      0%        34%       8%        0%        0%        0%
January 2007......           0%       0%       0%         0%      0%        27%       0%        0%        0%        0%
February 2007.....           0%       0%       0%         0%      0%        19%       0%        0%        0%        0%
March 2007........           0%       0%       0%         0%      0%        11%       0%        0%        0%        0%
April 2007........           0%       0%       0%         0%      0%         4%       0%        0%        0%        0%
May 2007..........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
June 2007.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
July 2007.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
August 2007.......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
September 2007....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
October 2007......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
November 2007.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
December 2007.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
January 2008......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
February 2008.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
March 2008........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
April 2008........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
May 2008..........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
June 2008.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
July 2008.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
August 2008.......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
September 2008....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
October 2008......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
November 2008.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
December 2008.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
January 2009......           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
February 2009.....           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
March 2009........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
April 2009........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
May 2009..........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
June 2009.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
July 2009.........           0%       0%       0%         0%      0%         0%       0%        0%        0%        0%
Weighted Average
Life (In Years)...         0.48     0.40     0.33       0.30    0.27       1.47     1.23      1.00      0.90      0.79


      Percent of Initial Note Principal Amount at Various ABS Percentages

                                      Class A-3 Notes                                 Class A-4 Notes
                       --------------------------------------------    ---------------------------------------------
  Distribution Date    0.50%     1.00%     1.50%     1.75%    2.00%    0.50%     1.00%     1.50%     1.75%     2.00%
  -----------------    -----     -----     -----     -----    -----    -----     -----     -----     -----     -----
Closing Date......        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
June 2005.........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
July 2005.........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
August 2005.......        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
September 2005....        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
October 2005......        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
November 2005.....        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
December 2005.....        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
January 2006......        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
February 2006.....        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
March 2006........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
April 2006........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
May 2006..........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
June 2006.........        100%      100%      100%      100%     100%     100%      100%      100%      100%      100%
July 2006.........        100%      100%      100%      100%      92%     100%      100%      100%      100%      100%
August 2006.......        100%      100%      100%      100%      81%     100%      100%      100%      100%      100%
September 2006....        100%      100%      100%       92%      70%     100%      100%      100%      100%      100%
October 2006......        100%      100%      100%       83%      60%     100%      100%      100%      100%      100%
November 2006.....        100%      100%       92%       73%      52%     100%      100%      100%      100%      100%
December 2006.....        100%      100%       84%       64%      44%     100%      100%      100%      100%      100%
January 2007......        100%      100%       75%       56%      37%     100%      100%      100%      100%      100%
February 2007.....        100%       99%       67%       48%      30%     100%      100%      100%      100%      100%
March 2007........        100%       92%       59%       40%      24%     100%      100%      100%      100%      100%
April 2007........        100%       84%       52%       32%      18%     100%      100%      100%      100%      100%
May 2007..........        100%       77%       44%       25%      12%     100%      100%      100%      100%      100%
June 2007.........         97%       69%       37%       19%       6%     100%      100%      100%      100%      100%
July 2007.........         89%       62%       30%       13%       0%     100%      100%      100%      100%      100%
August 2007.......         82%       55%       24%        7%       0%     100%      100%      100%      100%       92%
September 2007....         75%       48%       17%        2%       0%     100%      100%      100%      100%       84%
October 2007......         68%       42%       12%        0%       0%     100%      100%      100%       96%       76%
November 2007.....         61%       35%        6%        0%       0%     100%      100%      100%       88%       69%
December 2007.....         55%       30%        1%        0%       0%     100%      100%      100%       81%       62%
January 2008......         49%       24%        0%        0%       0%     100%      100%       94%       75%       56%
February 2008.....         43%       18%        0%        0%       0%     100%      100%       87%       68%        0%
March 2008........         37%       13%        0%        0%       0%     100%      100%       80%       62%        0%
April 2008........         31%        8%        0%        0%       0%     100%      100%       74%       56%        0%
May 2008..........         25%        3%        0%        0%       0%     100%      100%       68%        0%        0%
June 2008.........         19%        0%        0%        0%       0%     100%       97%       63%        0%        0%
July 2008.........         14%        0%        0%        0%       0%     100%       90%       57%        0%        0%
August 2008.......         10%        0%        0%        0%       0%     100%       84%        0%        0%        0%
September 2008....          6%        0%        0%        0%       0%     100%       79%        0%        0%        0%
October 2008......          2%        0%        0%        0%       0%     100%       73%        0%        0%        0%
November 2008.....          0%        0%        0%        0%       0%      96%       68%        0%        0%        0%
December 2008.....          0%        0%        0%        0%       0%      90%       63%        0%        0%        0%
January 2009......          0%        0%        0%        0%       0%      84%       58%        0%        0%        0%
February 2009.....          0%        0%        0%        0%       0%      78%       53%        0%        0%        0%
March 2009........          0%        0%        0%        0%       0%      73%        0%        0%        0%        0%
April 2009........          0%        0%        0%        0%       0%      67%        0%        0%        0%        0%
May 2009..........          0%        0%        0%        0%       0%      61%        0%        0%        0%        0%
June 2009.........          0%        0%        0%        0%       0%      56%        0%        0%        0%        0%
July 2009.........          0%        0%        0%        0%       0%       0%        0%        0%        0%        0%
Weighted Average
Life (In Years)...        2.72      2.39      2.00      1.80     1.61     4.01      3.64      3.10      2.86      2.62

      Percent of Initial Note Principal Amount at Various ABS Percentages

                                      Class B Notes
 Distribution          --------------------------------------------
   Date                0.50%     1.00%     1.50%     1.75%    2.00%
 -----------           -----     -----     -----     -----    -----
Closing Date.....         100%      100%      100%      100%     100%
June 2005........         100%      100%      100%      100%     100%
July 2005........         100%      100%      100%      100%     100%
August 2005......         100%      100%      100%      100%     100%
September 2005...         100%      100%      100%      100%     100%
October 2005.....         100%      100%      100%      100%     100%
November 2005....         100%      100%      100%      100%     100%
December 2005....         100%      100%      100%      100%     100%
January 2006.....         100%      100%      100%      100%     100%
February 2006....         100%      100%      100%      100%     100%
March 2006.......         100%      100%      100%      100%     100%
April 2006.......         100%      100%      100%      100%     100%
May 2006.........         100%      100%      100%      100%     100%
June 2006........         100%      100%      100%      100%      70%
July 2006........         100%      100%      100%      100%      44%
August 2006......         100%      100%      100%       64%      41%
September 2006...         100%      100%      100%       44%      38%
October 2006.....         100%      100%       56%       41%      35%
November 2006....         100%      100%       44%       39%      33%
December 2006....         100%      100%       42%       36%      31%
January 2007.....         100%       95%       39%       34%      29%
February 2007....         100%       46%       37%       31%      27%
March 2007.......         100%       44%       35%       29%      25%
April 2007.......         100%       42%       33%       27%      23%
May 2007.........          73%       40%       31%       25%      21%
June 2007........          45%       38%       29%       23%      20%
July 2007........          43%       36%       27%       22%      18%
August 2007......          41%       34%       25%       20%      17%
September 2007...          39%       32%       23%       19%      15%
October 2007.....          37%       30%       21%       17%      14%
November 2007....          35%       28%       20%       16%      13%
December 2007....          33%       26%       18%       15%      11%
January 2008.....          32%       25%       17%       14%      10%
February 2008....          30%       23%       16%       12%       0%
March 2008.......          29%       22%       15%       11%       0%
April 2008.......          27%       20%       14%       10%       0%
May 2008.........          25%       19%       12%        0%       0%
June 2008........          24%       18%       11%        0%       0%
July 2008........          22%       16%       10%        0%       0%
August 2008......          21%       15%        0%        0%       0%
September 2008...          20%       14%        0%        0%       0%
October 2008.....          19%       13%        0%        0%       0%
November 2008....          18%       12%        0%        0%       0%
December 2008....          16%       11%        0%        0%       0%
January 2009.....          15%       11%        0%        0%       0%
February 2009....          14%       10%        0%        0%       0%
March 2009.......          13%        0%        0%        0%       0%
April 2009.......          12%        0%        0%        0%       0%
May 2009.........          11%        0%        0%        0%       0%
June 2009........          10%        0%        0%        0%       0%
July 2009........           0%        0%        0%        0%       0%
Weighted Average
Life (In Years)..         2.59      2.27      1.90      1.71     1.53

         The foregoing ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith. The weighted average life of a Note is determined by multiplying the amount of each principal payment on the Note by the number of years from the Closing Date to the related Distribution Date, adding the results and dividing the sum by the initial principal amount of the Note.

Delinquency, Credit Loss and Recovery Information

         Set forth below is certain information concerning the delinquency, credit loss and recovery experience of Wachovia Bank pertaining to its indirect retail motor vehicle receivable portfolio. Prior to January 1, 2003, however, Wachovia Bank did not maintain separate records that distinguished among the credit loss and recovery experience for its indirect retail motor vehicle, marine and recreational vehicle receivable portfolios. Accordingly, credit loss and recovery information for periods prior to January 1, 2003 is presented for the combined indirect retail motor vehicle, marine and recreational vehicle receivable portfolios. In addition, the table regarding the composition of indirect retail motor vehicle, marine and recreational vehicle receivable portfolios includes information for periods ended prior to January 1, 2003. The following delinquency, credit loss and recovery information includes data regarding receivables that have been sold and securitized but which are continuing to be serviced by Wachovia Bank.

         The data presented in the following tables are for illustrative purposes only. Delinquency, credit loss and recovery experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the future delinquency, credit loss and recovery information of Wachovia Bank, or that of the Trust with respect to the receivables, will be similar to that set forth below.

       Composition of Indirect Retail Motor Vehicle Receivable Portfolio

                                                                             As of March 31,
                                                       ----------------------------------------------------------
                                                                   2005                            2004
                                                       ---------------------------     --------------------------
                                                        Number of         Dollars       Number of       Dollars
                                                       Receivables        ($000)       Receivables       ($000)
                                                       -----------      ----------     -----------     ----------
Total Indirect Retail Motor Vehicle Receivable
Portfolio .......................................        291,554        $3,906,010       306,820       $3,885,803
                                                       ===========      ==========     ===========     ==========


                                                                             As of March 31,
                                                       ----------------------------------------------------------
                                                                   2004                            2003
                                                       ---------------------------     --------------------------
                                                        Number of         Dollars       Number of       Dollars
                                                       Receivables        ($000)       Receivables       ($000)
                                                       -----------      ----------     -----------     ----------
 Total Indirect Retail Motor Vehicle Receivable
 Portfolio .......................................       287,709        $3,740,793       312,953       $3,939,362
                                                       ===========      ==========     ===========     ==========


           Composition of Indirect Retail Motor Vehicle, Marine and
                  Recreational Vehicle Receivable Portfolios

                                                                   As of December 31,
                          --------------------------------------------------------------------------------------------------------
                                         2002                             2001                             2000
                          ---------------------------------  -------------------------------  ------------------------------------
                           Number of     Dollars             Number of   Dollars              Number of    Dollars
                           Receivables   ($000)        %     Receivables   ($000)       %     Receivables   ($000)         %
                          ------------ ------------ -------  ----------- ----------- -------  ----------- ------------ -----------
Motor Vehicles .......      322,643    $3,847,871     86.5%    342,160   $4,061,721    89.7%   343,132    $4,128,574      98.4%
Marine................        2,434       483,347     10.9%      2,382      395,200     8.7%     1,445        33,127       0.8%
Recreational Vehicles.        1,005       109,304      2.5%        725       64,148     1.4%       411        25,899       0.6%
Other.................          505         7,634      0.2%        890        9,461     0.2%     1,528         8,192       0.2%
                          ------------ ------------ -------  ----------- ----------- -------  ----------- ------------ -----------
Total Receivable
  Portfolio...........      326,587    $4,448,156    100.0%    346,157   $4,530,530   100.0%   346,516    $4,195,792     100.0%
                          ============ ============ =======  =========== =========== =======  =========== ============ ===========

                            Delinquency Experience
             of Indirect Retail Motor Vehicle Receivable Portfolio

                                                                          As of March 31,
                                                ---------------------------------------------------------------------
                                                              2005                               2004
                                                ---------------------------------- ----------------------------------
                                                   Number of         Dollars          Number of          Dollars
                                                  Receivables         ($000)         Receivables         ($000)
                                                ---------------- ----------------- ----------------- ----------------
Total Indirect Retail Motor Vehicle
   Receivable Portfolio....................        291,554            $3,906,010       306,820           $3,885,803
Delinquencies as a Percentage of Total
  Indirect Retail Motor Vehicle Receivable
  Portfolio
      30-59 Days...........................          0.85%                 0.60%         0.82%                0.63%
      60-89 Days...........................          0.19%                 0.13%         0.15%                0.12%
      90 Days or More......................          0.04%                 0.03%         0.03%                0.02%
Total Delinquencies as a Percentage of Total
   Indirect Retail Motor Vehicle Receivable
   Portfolio...............................          1.08%                 0.75%         1.00%                0.76%
Total Delinquencies........................          3,145              $ 29,427         3,076             $ 29,710



                                                                   As of December 31,
                                    ----------------------------------------------------------------------------------
                                               2004                       2003                       2002
                                    -------------------------  -------------------------  ----------------------------
                                      Number of      Dollars     Number of     Dollars      Number of      Dollars
                                     Receivables     ($000)     Receivables     ($000)     Receivables     ($000)
                                    ------------  -----------  -------------  ----------  -------------  -------------
Total Indirect Retail Motor
  Vehicle Receivable Portfolio...      287,709     $3,740,793     312,953    $3,939,362       322,643     $3,847,871
Delinquencies as a Percentage of
  Total Indirect Retail Motor
  Vehicle Receivable Portfolio
  30-59 Days.....................        1.04%          0.75%       1.18%         0.90%         1.30%          1.13%
  60-89 Days.....................        0.23%          0.16%       0.25%         0.19%         0.29%          0.25%
  90 Days or More................        0.05%          0.03%       0.06%         0.04%         0.07%          0.06%
Total Delinquencies as a
  Percentage of Total Indirect
  Retail Motor Vehicle Receivable
  Portfolio......................        1.32%          0.95%       1.49%         1.13%         1.65%          1.43%
Total Delinquencies..............        3,800       $ 35,358       4,677      $ 44,515         5,336       $ 55,179


                                                     As of December 31,
                                     ----------------------------------------------------
                                               2001                      2000
                                     -----------------------  ---------------------------
                                     Number of     Dollars      Number of     Dollars
                                     Receivables    ($000)     Receivables    ($000)
                                     ------------  ---------  -------------  ------------
   Total Indirect Retail Motor
     Vehicle Receivable Portfolio .. 342,160       $4,061,721   343,132      $4,128,574
   Delinquencies as a Percentage of
     Total Indirect Retail Motor
     Vehicle Receivable Portfolio
     30-59 Days.....................   1.55%            1.23%     1.44%           1.11%
     60-89 Days.....................   0.41%            0.33%     0.37%           0.28%
     90 Days or More................   0.30%            0.23%     0.29%           0.19%
   Total Delinquencies as a
     Percentage of Total Indirect
     Retail Motor Vehicle
     Receivable Portfolio...........   1.90%            1.64%     2.10%           1.58%
   Total Delinquencies..............   6,515         $ 66,704     7,198        $ 65,271


         The amounts included in the delinquency experience table represent principal amounts only. Total Delinquencies as a Percentage of Total Indirect Retail Motor Vehicle Receivable Portfolio exclude unsold repossessed vehicles and other accounts in non-accrual status. Delinquent receivables related to accounts in bankruptcy status that are not subject to non-accrual status are included in the delinquency experience table. The delinquency periods included in the delinquency experience table are calculated based on the number of monthly cycles a payment is contractually past due, with each monthly cycle past due represented in 30 day increments. All delinquent receivables relating to financed vehicles that have not been repossessed are written down to an estimated value of the expected net proceeds from the sale of the related financed vehicle no later than the last business day of the month during which they become 120 days delinquent. Receivables relating to financed vehicles that have been repossessed are written down no later than the last business day of the month following the actual month of repossession of the related vehicle. Prior to September 2004, receivables relating to financed vehicles that had been repossessed were written down no later than the last business day of the month during which they became 120 days delinquent.

         The following tables relate to credit loss and recovery experience. As noted above, Wachovia Bank did not maintain separate records that distinguish among the credit loss and recovery experience for its indirect retail motor vehicle, marine and recreational vehicle receivable portfolios for periods ending prior to January 1, 2003. Therefore, the first table provides certain information concerning the credit loss and recovery experience of Wachovia Bank for its indirect retail motor vehicle receivable portfolio for the periods ended December 31, 2003 and 2004 and March 31, 2004 and 2005 and the second table provides certain information concerning the credit loss and recovery experience of Wachovia Bank pertaining to its combined portfolio of indirect retail motor vehicle, marine and recreational vehicle receivables for the periods ended December 31, 2002, 2001 and 2000. Additional information regarding the composition of the indirect retail motor vehicle, marine and recreational vehicle receivable portfolios for the periods ended December 31, 2002, 2001 and 2000 can be found above.

                      Credit Loss and Recovery Experience
  of Indirect Retail Motor Vehicle Receivable Portfolio Since January 1, 2003
                                    ($000s)

                                                                                    Three Months Ended March 31,
                                                                                 ---------------------------------
                                                                                      2005               2004
                                                                                 ----------------  ---------------

Total Number of Indirect Retail Motor Vehicle Receivables Outstanding at
  Period End ..............................................................          291,554            306,820
Average Number of Indirect Retail Motor Vehicle Receivables Outstanding
  During the Period .......................................................          289,595            310,538
Outstanding Principal Amount at Period End ................................       $3,906,010         $3,885,803
Average Outstanding Principal Amount During the Period ....................       $3,821,273         $3,924,427
Gross Principal Charge-Offs ...............................................           $6,640             $9,589
Recoveries ................................................................           $2,337             $2,530
Net Losses ................................................................           $4,303             $7,059
Net Losses as a Percentage of the Average Outstanding Principal Amount,
  Annualized ..............................................................            0.45%              0.72%



                                                                                      Year Ended December 31,
                                                                                 ---------------------------------
                                                                                      2004               2003
                                                                                 ---------------  ----------------

Total Number of Indirect Retail Motor Vehicle Receivables Outstanding at
Period End ................................................................          287,709            312,953
Average Number of Indirect Retail Motor Vehicle Receivables
   Outstanding During the Period ..........................................          303,107            321,503
Outstanding Principal Amount at Period End ................................       $3,740,793         $3,939,362
Average Outstanding Principal Amount During the Period ....................       $3,909,025         $3,973,262
Gross Principal Charge-Offs ...............................................          $31,361            $49,718
Recoveries ................................................................           $8,538            $10,808
Net Losses ................................................................          $22,824            $38,911
Net Losses as a Percentage of the Average Outstanding Principal Amount,
  Annualized ...........                                                               0.58%              0.98%


     Credit Loss and Recovery Experience of Indirect Retail Motor Vehicle, Marine and Recreational Vehicle Receivable Portfolios Prior to January 1, 2003
                                    ($000s)

                                                                                  Year Ended December 31,
                                                                      --------------------------------------------------
                                                                            2002            2001            2000
                                                                      ---------------  --------------  -----------------
Total Number of Receivables Outstanding at Period End ...............       326,587         346,157         346,516
Average Number of Receivables Outstanding During the Period .........       335,694         353,084         332,970
Outstanding Principal Amount at Period End ..........................    $4,448,156      $4,530,530      $4,195,792
Average Outstanding Principal Amount During the Period ..............    $4,455,172      $4,468,340      $3,935,906
Gross Principal Charge-Offs .........................................       $56,553         $46,751         $27,381
Recoveries ..........................................................        $9,630          $8,492          $7,048
Net Losses ..........................................................       $46,923         $38,259         $20,332
Net Losses as a Percentage of the Average Outstanding Principal
  Amount ............................................................         1.05%           0.86%           0.52%

         The average outstanding principal amount during any period is based upon the monthly period-end outstanding principal amounts of the retail installment sale contracts during that period. The gross charge-offs for any period equal the total principal amount determined to be uncollectible on all retail installment sale contracts subject to write-down or charge-off during that period plus the excess of the estimated proceeds from the repossession and sale of financed vehicles related to contracts previously written down over the total amount received during that period from the repossession and sale of such financed vehicles. The recoveries for any period equal the total amount recovered during that period on retail installment sale contracts previously charged off. Since February 2005, amounts relating to the excess of the total proceeds received during a period from the repossession and sale of financed vehicles related to contracts previously written down over the previously estimated proceeds from such financed vehicles are recognized as recoveries. Prior to February 2005, such amounts were recognized as a reduction to the gross charge-offs for such period.

         Due to the high concentration of motor vehicle receivables comprising the combined portfolio of indirect retail motor vehicle, marine and recreational vehicle receivables for the periods presented above, Wachovia Bank believes that credit losses and recoveries on its indirect retail motor vehicle portfolio have generated substantially all of the credit losses and recoveries with respect to this combined portfolio for such periods. However, there can be no assurance that future credit loss and recovery experience on the receivables will be comparable to that set forth above.

Delinquency and Credit Loss Trends

         Wachovia Bank believes that the relative improvement of the delinquency and credit loss performance of its portfolio over the past three years and three months is attributable to a number of factors, including the following:

          o enhanced credit underwriting, provided by empirically derived credit scoring models which help the Seller better quantify credit risk and implement risk adjusted pricing;

          o improved collateral quality, provided by an increased emphasis on originating loans for new versus used vehicles; and

          o innovative collection strategies, including the use of behavioral models to manage the collection processes.

         Wachovia Bank's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important economic, social, legal and other factors that could cause actual results to differ materially from those projected. These factors include, but are not limited to, inflation rates, unemployment rates, changes in consumer debt levels, changes in the market for new and used vehicles and the enactment of new laws that further regulate the motor vehicle lending industry.


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